SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                                  FORM 8-K
                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                                May 3, 2001
                                -----------
              Date of Report (Date of earliest event reported)


                  INTERNATIONAL FLAVORS & FRAGRANCES INC.
                  ---------------------------------------
           (Exact name of registrant as specified in its charter)


                                  New York
                                  --------
               (State or other jurisdiction of incorporation)


            1-4858                                    13-1432060
            ------                                    ----------
     (Commission File Number)                (IRS Employer Identification No.)


               521 West 57th Street, New York, New York       10019
               ----------------------------------------       -----
               (Address of principal executive offices)     (Zip Code)


                               (212) 765-5500
                               --------------
            (Registrant's telephone number, including area code)





ITEM 5.  OTHER EVENTS.

         On May 3, 2001, International Flavors & Fragrances Inc. (the "Company") issued a press release announcing that it had agreed to sell $700 million principal amount of 6.45% notes due 2006. The notes being offered have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

         A copy of the press release regarding the sale is attached as
Exhibit 99.1 and is incorporated herein by reference in its entirety.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:


         Exhibit No.      Description
         -----------      -----------

         99.1 Press Release issued by International Flavors and Fragrances Inc. dated May 3, 2001.



                                 SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INTERNATIONAL FLAVORS & FRAGRANCES INC.


                                   By: /s/ Stephen A. Block
                                       ------------------------------------
                                       Name:  Stephen A. Block
                                       Title: Senior Vice President, General
                                              Counsel and Secretary


Dated:  May 3, 2001



                               EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------
99.1                 Press Release issued by International Flavors and
                     Fragrances Inc. dated May 3, 2001.